UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2020

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado, Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2020, Murphy USA Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Quick Chek Corporation, a New Jersey corporation (“QuickChek”), Murphy USA NJ, Inc., a New Jersey corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the Shareholder Representative (as defined in the Merger Agreement). Pursuant to the terms and conditions of the Merger Agreement, on the closing date (the “Closing Date”), Merger Sub will merge with and into QuickChek, with QuickChek surviving such merger as a wholly owned subsidiary of the Company (the “QuickChek Acquisition”).

The aggregate purchase price payable by the Company on the Closing Date is $645 million in cash, subject to customary adjustments for cash, debt, net working capital and transaction expenses. The closing of the QuickChek Acquisition is subject to customary closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended. The shareholders of QuickChek have approved the transaction and no further shareholder approvals are required. The Company expects to finance the acquisition with a combination of cash-on-hand, existing credit facilities and the proceeds of new debt financing, and in connection with the acquisition has obtained committed financing from the Royal Bank of Canada.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Merger Sub and QuickChek. From the date of the Merger Agreement until the Closing Date, QuickChek is, with limited exceptions, required to conduct its business in the ordinary course consistent with past practice and to comply with certain covenants regarding the operation of its business.

The Merger Agreement provides for certain termination rights of the Company and QuickChek, including termination by the Company or QuickChek if the closing has not been consummated on or before March 12, 2021, but only if the party terminating the Merger Agreement (and in the case of the Company, Merger Sub) has not breached its obligations under the Merger Agreement, which breach materially contributed to the failure of the consummation of the transactions contemplated by the Merger Agreement.

The above description of the Merger Agreement does not purport to be complete and is included solely as a summary of the material terms of the Merger Agreement, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020. The Merger Agreement contains representations and warranties made by the Company, Merger Sub and QuickChek to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties of QuickChek contained in the Merger Agreement are qualified by information in disclosure schedules provided by QuickChek to the Company and Merger Sub in connection with the signing of the Merger Agreement. While the Company does not believe that these disclosure schedules contain information that the securities laws will require the Company to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of QuickChek set forth in the Merger Agreement. Investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties, because they were only made as of the date of the Merger Agreement and the representations and warranties of QuickChek are modified in important part by the underlying disclosure schedules. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Merger Sub and QuickChek rather than establishing matters as fact. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure

On December 14, 2020, the Company and QuickChek issued a joint press release announcing their entry into the Merger Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 14, 2020, the Company issued an investor presentation entitled "Supplemental Presentation: Agreement to Acquire QuickChek," which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this current report on Form 8-K contain or may suggest “forward-looking” information (as defined in the Private Securities Litigation Reform Act of 1995) that involve risk and uncertainties, including, but not limited to our M&A activity, anticipated store openings, fuel margins, merchandise margins, sales of RINs, trends in the Company’s operations, dividends and share repurchases. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual future results may differ materially from historical results or current expectations depending upon factors including, but not limited to: the Company’s ability to consummate the acquisition of QuickChek on the stated terms or at all; the Company’s ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings; the Company’s ability to finance the acquisition of QuickChek on acceptable terms; the Company’s ability to continue to maintain a good business relationship with Walmart; successful execution of the Company’s growth strategy, including the Company’s ability to realize the anticipated benefits from such growth initiatives, and the timely completion of construction associated with the Company’s newly planned stores which may be impacted by the financial health of third parties; the Company’s ability to effectively manage the Company’s inventory, disruptions in the Company’s supply chain and the Company’s ability to control costs; the impact of severe weather events, such as hurricanes, floods and earthquakes; the impact of a global health pandemic, such as COVID-19 including the impact on the Company’s fuel volumes if the gradual recoveries experienced in Q2 2020 stall or reverse as a result of any resurgence in COVID-19 infection rates and government reaction in response thereof; the impact of any systems failures, cybersecurity and/or security breaches, including any security breach that results in theft, transfer or unauthorized disclosure of customer, employee or company information or the Company’s compliance with information security and privacy laws and regulations in the event of such an incident; successful execution of the Company’s information technology strategy; future tobacco or e-cigarette legislation and any other efforts that make purchasing tobacco products more costly or difficult could hurt the Company’s revenues and impact gross margins; changes to the Company's capital allocation, including the timing, declaration, amount and payment of any future dividends or levels of the Company's share repurchases, or management of operating cash; the market price of the Company's stock prevailing from time to time, the nature of other investment opportunities presented to the Company from time to time, the Company's cash flows from operations, and general economic conditions; compliance with debt covenants; availability and cost of credit; and changes in interest rates. The Company’s SEC reports, including the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, contain other information on these and other factors that could affect the Company’s financial results and cause actual results to differ materially from any forward-looking information the Company may provide. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1*	Joint Press Release of the Company and QuickChek dated December 14, 2020

99.2*	Investor Presentation of Murphy USA Inc. entitled "Supplemental Presentation: Agreement to Acquire QuickChek" dated December 14, 2020

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date: December 14, 2020	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President and Controller